Exhibit 10.52
FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of December 20, 2019 (this “Amendment”), to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015, as further amended and restated as of August 21, 2017, as amended by a First Amendment dated as of December 12, 2017 and a Second Amendment dated as of March 22, 2018, and as modified by an Incremental Term Loan Activation Notice dated as of March 22, 2018, and as further amended by a Third Amendment and Refinancing Facility Agreement, dated as of June 4, 2018 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Canadian Administrative Agent and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company and the Parent have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.Amendments to Credit Agreement.

(a)Section 1.01 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical order:

“pro forma basis” shall mean (i) with respect to compliance with any test or covenant or calculation of any ratio under this Agreement (including, for the avoidance of doubt, the determination of EBITDA or EBITDAR for the purposes of Sections 9.09,

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9.10 and 9.11 hereof), the determination or calculation of any applicable tests or ratios shall be calculated assuming that all Specified Transactions taking place subsequent to the first day of the most recently ended four full fiscal quarters for which internal financial statements are available at such date of determination and prior to or concurrently with the transaction or initiative for which such test or covenant or calculation is being made (such period, the “Test Period”) (and any increase or decrease in EBITDA or EBITDAR and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the Test Period and (ii) whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by an officer of the Parent, consistent with the application thereof to such Specified Transaction for the period following consummation of such Specified Transaction and prior to the applicable date of determination, and include, for the avoidance of doubt, the amount of cost savings, operating expense reductions, other operating improvements and synergies projected by the Parent in good faith to be realized as a result of specified actions taken or with respect to which steps have been initiated, or are reasonably expected to be initiated, within eighteen (18) months of the closing or effective date of such Specified Transaction (in the good faith determination of the Parent) (calculated on a pro forma basis as though such cost savings, operating expense reductions, other operating improvements and synergies had been realized during the entirety of the applicable period), net of the amount of actual benefits realized during such period from such actions; provided, that the aggregate amount of additions made to EBITDA or EBITDAR for any four full fiscal quarters pursuant to clause (ii) of this definition shall not (a) exceed 20.0% of EBITDA or EBITDAR (calculated after giving effect to any adjustment pursuant to clause (j) of the definition thereof) for such period or (b) be duplicative of one another.
(b)The definition of “EBITDA” is amended in full to read as follows:

“EBITDA” shall mean, for any period, the total of the following (without duplication), determined on a consolidated basis for the Parent and its Subsidiaries:
(a)    net income for such period,
(b)    plus depreciation and amortization expense deducted in determining net income for such period,
(c)    to the extent not disregarded in determining net income for such period, plus other non-cash expenses (including minority interest expense) for such period and minus other income (including interest income) (including gains attributable to minority interest in its Subsidiaries), for such period,
(d)    plus Interest Expense, plus any amortization of deferred financing charges, deducted in determining net income for such period,
(e)    plus any provision for, and minus any benefit from, income taxes each as deducted or added in determining net income for such period,

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(f)    excluding any extraordinary, exceptional, unusual, infrequently occurring or nonrecurring gain, loss, charge or expense; restructuring costs, charges, accruals or reserves (including without limitation losses arising from any natural disasters, debt extinguishment expenses, foreign currency transaction losses and losses on investments; and whether or not classified as such under GAAP); costs and expenses incurred in connection with any strategic initiative or other Specified Transaction, and any other business optimization expenses (including, without limitation, incentive costs and expenses relating to any Specified Transaction or other business optimization program; any integration costs; and any charge, expense, cost, accrual or reserve of any kind associated with acquisition-related litigation and settlements thereof); start-up or initial costs for any project or new division or new line of business; costs associated with the closure or exiting of any division or line of business; severance costs and expenses, one-time compensation charges, signing, retention and completion bonuses and recruiting costs; costs relating to facility or property disruptions, casualties, natural disasters or shutdowns; costs relating to the integration, consolidation, pre-opening, opening, closing and conversion of facilities; costs and expenses incurred in connection with non-ordinary course product and intellectual property development; costs associated with new systems design or improvements to IT or accounting functions to protect against cyberattacks; charge, expense, cost, accrual or reserve associated with any cyberattack (including any related litigation and settlements thereof); curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities); and professional, legal, accounting, consulting and other service fees incurred in connection with any of the foregoing,
(g)     plus losses, and minus gains, on sales of fixed assets (including real estate) not in the ordinary course of business or on sales of discontinued operations, each as deducted, or added, in determining net income for such period, after giving effect to any related charges for, reductions of or provisions for taxes thereon,
(h)    plus losses, and minus gains, from discontinued operations, each as deducted, or added, in determining net income for such period (it being understood that once an operation becomes a discontinued operation it will remain so for all purposes hereunder),
(i)     plus Recall Transaction Costs deducted in determining net income for such period; provided, that the aggregate amount of Recall Transaction Costs that may be added back in the calculation of EBITDA pursuant to this clause (i) shall not exceed $225,000,000 in the aggregate during the period from July 2, 2015 through July 2, 2019, and
(j)    plus the aggregate amount of “run-rate” net income for such period projected by the Parent in good faith attributable to any customer installation and backlog occurring or existing during such period (or following such period but prior to the date of determination) (which amount shall be calculated on a pro forma basis as though the full amount of such net income attributable to such installation and backlog had been realized

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from the commencement of such period) plus the amount of cost savings, operating expense reductions, other operating improvements and synergies as provided under clause (ii) of the definition of “pro forma basis”; provided that the aggregate amount included in EBITDA pursuant to this clause (j) for any period shall not exceed 25% of EBITDA in the aggregate for such period (calculated prior to giving effect to any adjustment pursuant to this clause (j)).
For the purposes of calculating the Consolidated Leverage Ratio, the Net Secured Leverage Ratio and the ratios set forth in Sections 9.09, 9.10 and 9.11, the Parent may at its option (such option to be consistently applied with respect to each Specified Transaction for purposes of all subsequent calculations), adjust EBITDA for any relevant period to give effect to any Specified Transaction on a pro forma basis. For the avoidance of doubt, if the Parent has elected to adjust EBITDA for any Specified Transaction in accordance with this paragraph, it shall also elect to adjust Rent Expense for such Specified Transaction in accordance with the last paragraph of the definition of the term “Rent Expense”.
(c)The definition of “Rent Expense” is amended in full to read as follows:

“Rent Expense” shall mean the consolidated real property rent expense of the Parent and its Subsidiaries, as determined in accordance with GAAP, it being understood that (i) common area maintenance charges, any other contingent rent and any other non-rent charges (including property taxes and insurance obligations) and (ii) rent expense payable under leases that are treated as Capital Lease Obligations, shall in each case be excluded from the calculation of Rent Expense.
For the purposes of calculating the ratios set forth in Sections 9.09, 9.10 and 9.11, the Parent may at its option (such option to be consistently applied with respect to each Specified Transaction for purposes of all subsequent calculations), adjust Rent Expense (including for purposes of the calculation of EBITDAR in the determination of any such ratios) for any relevant period to give effect to any Specified Transaction on a pro forma basis. For the avoidance of doubt, if the Parent has elected to adjust Rent Expense for any Specified Transaction in accordance with this paragraph, it shall also elect to adjust EBITDA or EBITDAR, as applicable, for such Specified Transaction in accordance with the last paragraph of the definition of the term “EBITDA”.
(d)The definition of “Specified Transaction” is amended in full to read as follows:

“Specified Transaction” shall mean any of the following transactions or initiatives: (a) any Investment that results in a Person becoming a Subsidiary, (b) (i) any Permitted Acquisition having an Acquisition Consideration of more than $1,000,000 or (ii) any other acquisition of the stock or other equity interests of a Person whose assets consist or will consist of data centers or data storage facilities for use in connection with the records and information management services, data management services or data

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center services business or activities of the Parent and its Subsidiaries (regardless of whether such Person is or becomes a Subsidiary after giving effect thereto), (c) any sale, transfer or disposition outside the ordinary course of business involving the sale, transfer or disposition of assets with an aggregate book value in excess of $1,000,000, (d) any designation of a Subsidiary that results in a Subsidiary ceasing to be a Subsidiary or any re-designation of an Unrestricted Subsidiary that results in an Unrestricted Subsidiary becoming a Subsidiary, (e) any acquisition or Investment constituting an acquisition of assets or equity constituting a business unit, line of business or division of another Person and (f) any operating improvement, restructuring, cost savings initiative or any similar initiative.
(e)Section 9.14(vii) of the Credit Agreement is amended in full to read as follows:

(vii)    (x) Investments in Persons that are not Subsidiaries of the Parent and (y) Investments in Subsidiaries of the Parent (to the extent such Investments are not permitted under clause (v) of this Section 9.14) so long as (A) after giving effect to any such Investment, the Parent is in compliance on a pro forma basis with Sections 9.09 through 9.11 hereof, as at the last day of the latest fiscal quarter and (B) immediately before and after any such Investment, no Default or Event of Default has occurred and is continuing;

(f)The following is added as Section 12.24 of the Credit Agreement:

SECTION 12.24. Acknowledgement Regarding Any Supported QFCs. To the extent that the Basic Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Basic Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a

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proceeding under a U.S. Special Resolution Regime, Default Rights under the Basic Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Basic Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
For purposes of this Section 12.24:

“BHC Act Affiliate” of a party shall mean an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” shall mean any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
3.Representations and Warranties.  On and as of the date hereof, each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties in the Basic Documents mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Parent and the Company each hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.  Each of the Parent and the Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.Effectiveness. The amendments set forth in Section 2 of this Amendment shall become effective as of the date set forth above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a)the receipt by the Administrative Agent of this Amendment executed and delivered by the Administrative Agent, the Canadian Administrative Agent, the Parent, the Company, each of the other Borrowers and the Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder; and

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(b)Parent shall have paid, or caused to be paid, to the Administrative Agent for the account of each Lender party to this Amendment a fee in an amount equal to the product of (a) the sum of (i) the aggregate amount Revolving Commitments of such Lender plus (ii) the aggregate principal amount of Term Loans of such Lender multiplied by (b) 0.025%, which fee shall be paid in Dollars in immediately available funds.

5.Valid and Binding.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.Payment of Expenses.  The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

7.Reference to and Effect on the Credit Agreement; Limited Effect.  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Canadian Administrative Agent or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

8.Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.Loan Document; Integration.  This Amendment shall constitute a Basic Document.  This Amendment and the other Basic Documents represent the agreement of each Borrower, each Subsidiary Guarantor, the Canadian Administrative Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Canadian Administrative Agent, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

10.GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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11.Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
IRON MOUNTAIN INCORPORATED
IRON MOUNTAIN INFORMATION
MANAGEMENT, LLC
IRON MOUNTAIN FULFILLMENT
SERVICES, LLC
IRON MOUNTAIN INTELLECTUAL
PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE
SHREDDING, INC.
IRON MOUNTAIN INFORMATION
MANAGEMENT SERVICES, INC.
IRON MOUNTAIN CANADA OPERATIONS
ULC
IRON MOUNTAIN INFORMATION
MANAGEMENT SERVICES CANADA, INC.
IRON MOUNTAIN SECURE SHREDDING
CANADA, INC.
By /s/ Bao Tran
Name: Bao Tran
Title: Vice President and Treasurer

IRON MOUNTAIN SOUTH AMERICA
S.À.R.L.
By /s/ Manfred Schneider
Name: Manfred Schneider
Title: B Manager

[Signature Page to Fourth Amendment]

IRON MOUNTAIN SOUTH AMERICA
S.À.R.L.
By     /s/ Bao Tran
Name: Bao Tran
Title: A Manager

IRON MOUNTAIN (UK) PLC
By /s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

IRON MOUNTAIN INTERNATIONAL
(HOLDINGS) LIMITED
By /s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

IRON MOUNTAIN EUROPE LTD
IRON MOUNTAIN HOLDINGS (EUROPE)
LIMITED
By /s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

IRON MOUNTAIN INTERNATIONAL
HOLDINGS BV
By /s/ Jeroen Strik
Name: Jeroen Strik
Title: Director

[Signature Page to Fourth Amendment]

IRON MOUNTAIN INTERNATIONAL
HOLDINGS BV
By     /s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

IRON MOUNTAIN AUSTRIA
ARCHIVIERUNG GMBH
By /s/ John Wegman
Name: John Wegman
Title: Managing Director

IRON MOUNTAIN LUXEMBOURG
SERVICES S.À.R.L.
By /s/ Manfred Schneider
Name: Manfred Schneider
Title: B Manager
IRON MOUNTAIN LUXEMBOURG
SERVICES S.À.R.L.
By     /s/ Bao Tran
Name: Bao Tran
Title: A Manager

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By: /s/ Eric Guggenheimer	Name: Eric Guggenheimer Title: Vice President

[Signature Page to Fourth Amendment]

JPMORGAN CHASE BANK, TORONTO
BRANCH, as Canadian Administrative Agent

By: /s/ Eric Guggenheimer	Name: Eric Guggenheimer Title: Vice President

LENDERS
ABR Reinsurance LTD.
By: BlackRock Financial Management, Inc., its
Investment Manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
ACE Property & Casualty Insurance Company
BY: BlackRock Financial Management, Inc., its
Investment Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Advanced Series Trust - AST BlackRock / Loomis
Sayles
By: Loomis, Sayles & Company, L.P., its Investment
Subadviser
By: Loomis, Sayles & Company, Incorporated, Its
General
Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
AJ BB Loan Fund 2018
By: Apollo Capital Management, L.P., its investment
manager
By: Apollo Capital Management GP, LLC, its general
partner
By: /s/ Lacary Sharpe
    Name: Lacary Sharpe
    Title: Vice President

LENDERS
Alinea CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as
Collateral Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
ALM V, Ltd.
By: Apollo Credit Management (CLO), LLC, as
Collateral Manager
By: /s/ Connie Yen
    Name: Connie Yen
    Title: Vice President

LENDERS
ALM VI, Ltd.
By: Apollo Credit Management (CLO), LLC, as
Collateral Manager
By: /s/ Connie Yen
    Name: Connie Yen
    Title: Vice President

LENDERS
ALM VII (R), Ltd.
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager
By: /s/ Connie Yen
    Name: Connie Yen
    Title: Vice President

[Signature Page to Fourth Amendment]

LENDERS
ALM VII (R)-2, Ltd.
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager
By: /s/ Connie Yen
    Name: Connie Yen
    Title: Vice President

LENDERS
ALM VII, Ltd.
BY: Apollo Credit Management (CLO), LLC,
as Collateral Manager
By: /s/ Connie Yen
    Name: Connie Yen
    Title: Vice President

LENDERS
ALM VIII, Ltd.
BY: Apollo Credit Management (CLO), LLC, as
Collateral Manager
By: /s/ Connie Yen
    Name: Connie Yen
    Title: Vice President

[Signature Page to Fourth Amendment]

LENDERS
ALM XII, Ltd.
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager
By: /s/ Connie Yen
    Name: Connie Yen
    Title: Vice President

LENDERS
ALM XIX, LTD.
by Apollo Credit Management (CLO), LLC,
as its collateral manager
By: /s/ Connie Yen
    Name: Connie Yen
    Title: Vice President

LENDERS
ALM XVI, LTD.
by Apollo Credit Management (CLO), LLC,
as its collateral manager
By: /s/ Connie Yen
    Name: Connie Yen
    Title: Vice President

[Signature Page to Fourth Amendment]

LENDERS
ALM XVII, Ltd.
by Apollo Credit Management (CLO), LLC, as its
collateral manager
By: /s/ Connie Yen
    Name: Connie Yen
    Title: Vice President

LENDERS
AMADABLUM US Leveraged Loan Fund a Series
Trust of Global Multi Portfolio Investment Trust
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Annisa CLO, Ltd.
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole
member
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
Aon Hewitt Group Trust – High Yield Plus Bond
Fund
By: Bain Capital Credit, LP, as Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Apollo Bank
By: /s/ William Turner
    Name: William Turner
    Title: Senior Vice President & Chief Credit
    Officer

LENDERS
DoubleLine Capital LP as Investment Advisor to:
Arch Reinsurance Ltd.
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
Ares CLO Warehouse 2018-3 Ltd.
By: Ares CLO Management LLC, as Asset Manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Ares L CLO Ltd.
By: Ares CLO Management LLC, its asset manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares LI CLO Ltd.
By: Ares CLO Management LLC
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares LII CLO Ltd.
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XL CLO Ltd.
By: Ares CLO Management II LLC, its asset manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Ares XLI CLO Ltd.
By: Ares CLO Management II LLC, its asset manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XLII CLO Ltd.
By: Ares CLO Management II LLC, its asset manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XLIII CLO Ltd.
By: Ares CLO Management LLC, as its Asset Manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XLIV CLO Ltd.
By: Ares CLO Management II LLC, its Asset Manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
ARES XLIX CLO LTD.
By: Ares CLO Management LLC, its asset manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XLV CLO Ltd.
By: Ares CLO Management II LLC, its Asset Manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XLVI CLO Ltd.
By: Ares CLO Management LLC, as its Asset Manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XLVII CLO Ltd.
By: Ares CLO Management II LLC, as Asset Manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Ares XLVIII CLO Ltd.
By: Ares CLO Management II LLC, as its Asset
Manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XXVII CLO, Ltd.
By: Ares CLO Management LLC, its asset manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XXVIIIR CLO Ltd.
By: Ares CLO Management LLC, its Asset Manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XXXIIR CLO Ltd
By: Ares CLO Management XXXII, L.P., its Asset
Manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Ares XXXIR CLO Ltd.
By: Ares CLO Management LLC, as Asset Manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XXXIV CLO Ltd.
By: Ares CLO Management LLC, its collateral manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XXXIX CLO Ltd.
By: Ares CLO Management II LLC, its asset manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XXXVII CLO Ltd.
By: Ares CLO Management LLC, its asset manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Ares XXXVIII CLO Ltd.
By: Ares CLO Management II LLC, its asset manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Ares XXXVR CLO Ltd.
By: Ares CLO Management LLC, its asset manager
By: /s/ Charles Williams
    Name: Charles Williams
    Title: Authorized Signatory

LENDERS
Argo Re LTD
by: Wells Capital Management, as Investment Advisor
By: /s/ Innera Idris
    Name: Innera Idris
    Title: Trading Operations Specialist

LENDERS
Argonaut Insurance Company
by: Wells Capital Management, as Investment Advisor
By: /s/ Innera Idris
    Name: Innera Idris
    Title: Trading Operations Specialist

[Signature Page to Fourth Amendment]

Aries Capital Designated Activity Company, as
a consenting lender
By: /s/ Denesh Goolab
Name: Denesh Goolab
Title: Authorized Signatory
Aries Capital Designated Activity Company, as
a consenting lender
By: /s/ Ronaldo Maciel
Name: Ronaldo Maciel
Title: Authorized Signatory

LENDERS
Associated Electric & Gas Insurance Services
Limited
by SHENKMAN CAPITAL MANAGEMENT, INC.,
an Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

[Signature Page to Fourth Amendment]

LENDERS
ATLAS SENIOR LOAN FUND III, Ltd.
By: Crescent Capital Group LP, its adviser
By: /s/ Alex Slavtchev
    Name: Alex Slavtchev
    Title: Assistant Vice President
/s/ Zachary Nuzzi
    Zachary Nuzzi
    Assistant Vice President

LENDERS
ATLAS SENIOR LOAN FUND IX, LTD.
By: Crescent Capital Group LP, its adviser
By: /s/ Alex Slavtchev
    Name: Alex Slavtchev
    Title: Assistant Vice President
/s/ Zachary Nuzzi
    Zachary Nuzzi
    Assistant Vice President

[Signature Page to Fourth Amendment]

LENDERS
ATLAS SENIOR LOAN FUND V, LTD.
By: Crescent Capital Group LP, its adviser
By: /s/ Alex Slavtchev
    Name: Alex Slavtchev
    Title: Assistant Vice President
/s/ Zachary Nuzzi
    Zachary Nuzzi
    Assistant Vice President

LENDERS
ATLAS SENIOR LOAN FUND VII, LTD.
By: Crescent Capital Group LP, its adviser
By: /s/ Alex Slavtchev
    Name: Alex Slavtchev
    Title: Assistant Vice President
/s/ Zachary Nuzzi
    Zachary Nuzzi
    Assistant Vice President

[Signature Page to Fourth Amendment]

LENDERS
ATLAS SENIOR LOAN FUND X, LTD.
By: Crescent Capital Group LP, its adviser
By: /s/ Alex Slavtchev
    Name: Alex Slavtchev
    Title: Assistant Vice President
/s/ Zachary Nuzzi
    Zachary Nuzzi
    Assistant Vice President

LENDERS
ATLAS SENIOR LOAN FUND XI, LTD.
By: Crescent Capital Group LP, its adviser
By: /s/ Alex Slavtchev
    Name: Alex Slavtchev
    Title: Assistant Vice President
/s/ Zachary Nuzzi
    Zachary Nuzzi
    Assistant Vice President

[Signature Page to Fourth Amendment]

LENDERS
Atlas Senior Secured Loan Fund VIII, Ltd.
By: Crescent Capital Group LP, its adviser
By: /s/ Alex Slavtchev
    Name: Alex Slavtchev
    Title: Assistant Vice President
/s/ Zachary Nuzzi
    Zachary Nuzzi
    Assistant Vice President
LENDERS
AVAW Loans Sankaty z.H. Internationale
Kapitalanlagegesellschaft mbH
By: Bain Capital Credit, LP, as Fund Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Avery Point VI CLO, Limited
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Avery Point VII CLO, Limited
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
AZB Funding 9 Limited
By: /s/ Shuji Tsubota
    Name: Shuji Tsubota
    Title: Authorized Signatory

LENDERS
BAIN CAPITAL CREDIT CLO 2016-2, LIMITED
By: Bain Capital Credit CLO Advisors, LP, as Portfolio
Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Bain Capital Credit CLO 2017-1, Limited
By: Bain Capital Credit, LP, as Collateral Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Bain Capital Credit CLO 2017-2, Limited
By: Bain Capital Credit, LP, as Collateral Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Bain Capital Credit CLO 2018-1, Limited
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Bain Capital Credit CLO 2018-2, Limited
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Bain Capital Credit CLO 2019-1, Limited
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
BAIN CAPITAL CREDIT CLO 2019-2, LIMITED
By: Bain Capital Credit, LP as Portfolio Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Bain Capital Credit CLO 2019-3, Limited
By: Bain Capital Credit CLO Advisors, LP, as
Collateral Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Bain Capital Credit CLO 2019-4, Limited
By: Bain Capital Credit, LP as Portfolio Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Bain Capital I ICAV acting in respect of and for the
account of its sub fund Global Loan Fund
By: Bain Capital Credit, LP, as Investment Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P.
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
BAIN CAPITAL SENIOR LOAN FUND, L.P.
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Baloise Senior Secured Loan Fund II
By: Bain Capital Credit, LP, as Sub Investment
Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Bandera Strategic Credit Partners II, LP
By: Octagon Credit Investors, LLC
as Investment Manager
By: /s/ Kimberly Wong Lem
    Name: Kimberly Wong Lem
    Title: Vice President, Portfolio Administration

[Signature Page to Fourth Amendment]

LENDERS
Bank of America, N.A.
By: /s/ John F. Lynch
    Name: John F. Lynch
    Title: SVP

LENDERS
Bank of America, N.A., Canada branch
By: /s/ Medina Sales de Andrade
    Name: Medina Sales de Andrade
    Title: Vice President

LENDERS
Banner Health
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
BARCLAYS BANK PLC
By: /s/ Martin Corrigan
    Name: Martin Corrigan
    Title: Vice President

[Signature Page to Fourth Amendment]

LENDERS
Barclays Bank PLC
By: /s/ Jacqueline Custodio
    Name: Jacqueline Custodio
    Title: Authorized Signatory

LENDERS
Betony CLO 2, Ltd.
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole
member
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
BlackRock Credit Strategies Income Fund of
BlackRock Funds V
By: BlackRock Advisors, LLC, its Investment Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
BlackRock Debt Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-
Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
BlackRock Floating Rate Income Portfolio of
BlackRock Funds V
By: BlackRock Advisors, LLC, its Investment Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
BlackRock Floating Rate Income Strategies Fund,
Inc.
BY: BlackRock Financial Management, Inc., its Sub-
Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
BlackRock Floating Rate Income Trust
By: BlackRock Advisors, LLC, its Investment Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
BlackRock Funds II, BlackRock Multi-Asset Income
Portfolio
By: BlackRock Advisors, LLC, its Investment Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
BlackRock Global Investment Series: Income Strategies Portfolio
BY: BlackRock Financial Management, Inc., its Sub-
Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
BlackRock Global Long/Short Credit Fund of
BlackRock Funds IV
BY: BlackRock Advisors, LLC, its Investment Manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
BlackRock Limited Duration Income Trust
BY: BlackRock Financial Management, Inc., its Sub-
Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
BlackRock Senior Floating Rate Portfolio
By: BlackRock Investment Management, LLC, its
Investment Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Blue Cross of California
By: Bain Capital Credit, LP, as Investment Management
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
BlueMountain CLO 2012-2 Ltd
By: BlueMountain Capital Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

LENDERS
Bluemountain CLO 2013-1 LTD.
By: BlueMountain Capital Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

[Signature Page to Fourth Amendment]

LENDERS
Bluemountain CLO 2013-2 LTD.
By: BlueMountain Fuji Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

LENDERS
BlueMountain CLO 2014-2 Ltd
By: BlueMountain Capital Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

LENDERS
BlueMountain CLO 2015-1 Ltd
By: BlueMountain CLO Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

[Signature Page to Fourth Amendment]

LENDERS
BlueMountain CLO 2015-2, Ltd.
By: BlueMountain Capital Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

LENDERS
BlueMountain CLO 2015-3 Ltd
By: BlueMountain Capital Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

LENDERS
BlueMountain CLO 2015-4, Ltd.
By: BlueMountain Capital Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

[Signature Page to Fourth Amendment]

LENDERS
BlueMountain CLO 2016-1, Ltd.
By: BlueMountain Capital Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

LENDERS
BlueMountain CLO 2016-3 Ltd
By: BlueMountain Capital Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

LENDERS
BlueMountain CLO 2018-2, Ltd.
By: BlueMountain Capital Management LLC,
Its Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

[Signature Page to Fourth Amendment]

LENDERS
BlueMountain CLO XXIII Ltd.
By: BlueMountain Capital Management LLC, its
Collateral Manager
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

LENDERS
BlueMountain Fuji US CLO II, Ltd.
By: BlueMountain Fuji Management, LLC, Series A
By: /s/ Blair Smith
    Name: Blair Smith
    Title: Head of Trade Support

LENDERS
BR US Leveraged Loan Fund a Series Trust of MYL
Global Investment Trust
By: BlackRock Financial Management Inc., its
Investment Manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Brighthouse Funds Trust I – Brighthouse/Eaton
Vance Floating Rate Portfolio
BY: Eaton Vance Management as Investment Sub-
Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Bronco Trading, LLC
By: Truist Bank, as Manager
By: /s/ Connie Bailey-Blake
    Name: Connie Bailey-Blake
    Title: Vice President

LENDERS
Carbone CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
CARE Super
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as
Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

LENDERS
CasaLoma Loan Funding 1 LLC
By: /s/ Pavel Antonov
    Name: Pavel Antonov
    Title: Attorney In Fact

LENDERS
Catamaran CLO 2013-1 Ltd.
By: Trimaran Advisors, L.L.C.
By: /s/ Maureen Peterson
    Name: Maureen Peterson
    Title: Authorized Signatory

LENDERS
Catamaran CLO 2014-1 Ltd.
By: Trimaran Advisors, L.L.C.
By: /s/ Maureen Peterson
    Name: Maureen Peterson
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Catamaran CLO 2015-1 Ltd.
By: /s/ Maureen Peterson
    Name: Maureen Peterson
    Title: Authorized Signatory

LENDERS
Catamaran CLO 2016-1 LTD.
By: /s/ Maureen Peterson
    Name: Maureen Peterson
    Title: Authorized Signatory

LENDERS
CATHEDRAL LAKE CLO 2013, LTD
By: /s/ Stanton Ray
    Name: Stanton Ray
    Title: Portfolio Manager

LENDERS
CATHEDRAL LAKE II, LTD.
By: /s/ Stanton Ray
    Name: Stanton Ray
    Title: Portfolio Manager

[Signature Page to Fourth Amendment]

LENDERS
CATHEDRAL LAKE III, LTD.
By: /s/ Stanton Ray
    Name: Stanton Ray
    Title: Portfolio Manager

LENDERS
CATHEDRAL LAKE IV, LTD.
By: /s/ Stanton Ray
    Name: Stanton Ray
    Title: Portfolio Manager

LENDERS
Cathedral Lake V, Ltd
By: /s/ Stanton Ray
    Name: Stanton Ray
    Title: Portfolio Manager

LENDERS
Catholic Health Initiatives Master Trust
By: Bain Capital Credit, LP, as Investment Adviser and
Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Cedars-Sinai Medical Center
By: Oaktree Capital Management, L.P.
its: Investment Manager
By: /s/ Andrew Park
    Name: Andrew Park
    Title: Vice President
By: /s/ Ronald Kaplan
    Name: Ronald Kaplan
    Title: Managing Director

LENDERS
Chesapeake Employers Insurance Company
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

LENDERS
CHI Operating Investment Program L.P.
By: Bain Capital Credit, LP, as Investment Adviser and
Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Christian Super
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

LENDERS
CHUBB European Group SE
BY: BlackRock Financial Management, Inc., its Sub-
Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
CIFC Funding 2012-II-R, Ltd.
By: CIFC VS Management LLC, its Collateral Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
CIFC Funding 2013-I, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Authorized Signatory

LENDERS
CIFC Funding 2013-II, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Authorized Signatory

LENDERS
CIFC Funding 2013-III-R Ltd.
By: CIFC VS Management LLC, as Collateral Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
CIFC Funding 2013-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2014, Ltd.
By: CIFC Asset Management LLC, its Portfolio
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2014-III, Ltd.
BY: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
CIFC Funding 2014-II-R, Ltd.
By: CIFC Asset Management LLC, as Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2014-IV-R, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2014-V, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
CIFC Funding 2015-I, Ltd.
BY: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2015-II, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2015-III, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
CIFC Funding 2015-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2015-V, Ltd
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2016-I, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
CIFC Funding 2017-I, Ltd
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2017-II, Ltd.
By: CIFC CLO Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2017-III, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
CIFC Funding 2017-IV, Ltd.
By: CIFC CLO Management LLC, its Collateral
Manager, by and on behalf of each of its series, Series
M-1, Series O-1 and Series R-1
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2017-V, Ltd.
By: CIFC CLO MANAGEMENT II LLC, its Collateral
Manager
By and on behalf of each of its series, SERIES M-1,
SERIES O-1, and SERIES R-1
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2018-I, Ltd.
By: CIFC CLO MANAGEMENT II LLC, its Collateral
Manager
By and on behalf of each of its series, SERIES M-1,
SERIES O-1 and SERIES R-1
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
CIFC Funding 2018-IV, Ltd.
By: CIFC CLO Management II LLC, as Collateral
Manager
By and on behalf of each of its series, SERIES M-1,
SERIES O-1 and SERIES R-1
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2018-V, Ltd.
By: CIFC CLO Management II LLC, its Collateral
Manager, by and on behalf of each of its
series, Series M-1, Series O-1 and Series R-1
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2019-I, Ltd.
By: CIFC CLO MANAGEMENT II LLC, as Collateral
Manager
By and on behalf of each of its series, SERIES M-1,
SERIES O-1, and SERIES R-1
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
CIFC Funding 2019-II, Ltd.
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2019-III, Ltd.
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2019-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
CIFC Funding 2019-V, Ltd.
By: CIFC Asset Management LLC, as Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
CIFC Senior Secured Corporate Loan Master Fund
Ltd.
By: CIFC Asset Management LLC, its Adviser
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Authorized Signatory

LENDERS
Citizens Bank N.A.
By: /s/ Michael Makaitis
    Name: Michael Makaitis
    Title: Senior Vice President

LENDERS
City National Rochdale Fixed Income Opportunities
Fund
By: Seix Investment Advisors LLC, its Subadviser
By: /s/ George Goudelias
    Name: George Goudelias
    Title: Managing Director

LENDERS
Commission de la construction du Quebec
By: BlackRock Asset Management Canada Limited as
Portfolio Manager and BlackRock Financial
Management Inc. as sub-advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Commonwealth of Massachusetts Employees
Deferred Compensation Plan
By: Loomis, Sayles & Company, L.P., its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, its
General Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
Community Insurance Company
By: Bain Capital Credit, LP, as Investment Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Conrail/IHB Employees Pension Trust
By: Loomis, Sayles & Company, L.P., its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, its
General
Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

[Signature Page to Fourth Amendment]

LENDERS
Cornerstone Advisors Core Plus Bond Fund
By: Loomis, Sayles & Company, L.P., as Investment
Sub-Adviser for Cornerstone Advisors, Inc.
By: Loomis, Sayles & Company, Incorporated, its
General Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK
By: /s/ Gordon Yip
    Name: Gordon Yip
    Title: Director
By: /s/ Jean-Michel Fatovic
    Name: Jean-Michel Fatovic
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Credit Opportunities Fund
By: Loomis, Sayles & Company, L.P., Its Investment
Adviser
By: Loomis, Sayles & Company, Incorporated, Its
General
Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
Delaware Life Insurance Company
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
Diversified Credit Portfolio Ltd.
BY: Invesco Senior Secured Management, Inc. as
Investment Adviser
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
Domini Impact Bond Fund
By: Wellington Management Company LLP as its
Investment Adviser
By: /s/ Donna Sirianni
    Name: Donna Sirianni
    Title: Vice President

LENDERS
DoubleLine Capital LP as Collateral Manager to:
Parallel 2017-1 Ltd.
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Collateral Manager to:
Parallel 2018-1 Ltd.
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Collateral Manager to:
Parallel 2018-2 Ltd.
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
DoubleLine Capital LP as Collateral Manager to:
Parallel 2019-1 Ltd.
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Investment Advisor to:
DoubleLine Colony Real Estate and Income Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Investment Advisor to:
DoubleLine Core Fixed Income Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Investment Advisor to:
DoubleLine Core Plus Portfolio Sub-Fund a Series
Trust of DoubleLine Cayman Unit Trust
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
DoubleLine Capital LP as Investment Advisor to:
DoubleLine Flexible Income Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Investment Advisor to:
DoubleLine Floating Rate Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Investment Advisor to:
DoubleLine Low Duration Bond Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Investment Advisor to:
DoubleLine Shiller Enhanced CAPE
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
DoubleLine Capital LP as Investment Advisor to:
General Organization for Social Insurance
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Investment Advisor to:
KF Financial Investments, Ltd.
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Investment Advisor to:
Koch Financial Assets V, LLC
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Investment Advisor to:
Louisiana State Employees’ Retirement System
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
DoubleLine Capital LP as Investment Advisor to:
Treasurer of the State of North Carolina
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Investment Advisor to:
Trustees of the Estate of Bernice Pauahi Bishop dba Kamehameha Schools
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Sub-Advisor to: JNL/FPA
+ DoubleLine Flexible Allocation Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Sub-Advisor to: MML
Dynamic Bond Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
DoubleLine Capital LP as Sub-Advisor to: AMG
Managers DoubleLine Core Plus Bond Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Sub-Advisor to:
Destinations Core Fixed Income Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Sub-Advisor to:
JNL/DoubleLine Core Fixed Income Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory
LENDERS
DoubleLine Capital LP as Sub-Advisor to:
JNL/DoubleLine Shiller Enhanced CAPE Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
DoubleLine Capital LP as Sub-Advisor to: Northern
Trust Company Sub-Advised Collective Funds Trust
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Sub-Advisor to:
Renaissance Flexible Yield Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Sub-Advisor to:
Renaissance Multi-Sector Fixed Income Private Pool
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
DoubleLine Capital LP as Sub-Advisor to: Wilshire
Mutual Funds, Inc. – Wilshire Income Opportunities
Fund
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
DoubleLine Capital LP as Sub-Advisor to:
DoubleLine Core Plus Portfolio
By: /s/ Oi Jong Martel
    Name: Oi Jong Martel
    Title: Authorized Signatory

LENDERS
Eaton Vance CLO 2013-1 LTD.
BY: Eaton Vance Management
Portfolio Manager
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance CLO 2015-1 Ltd.
By: Eaton Vance Management
Portfolio Manager
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

[Signature Page to Fourth Amendment]

LENDERS
Eaton Vance Floating Rate Portfolio
BY: Boston Management and Research as Investment
Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance Floating-Rate 2022 Target Term Trust
By: Eaton Vance Management
as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance Floating-Rate Income Plus Fund
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance Floating-Rate Income Trust
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

[Signature Page to Fourth Amendment]

LENDERS
Eaton Vance Institutional Senior Loan Fund
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance Institutional Senior Loan Plus Fund
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance International (Cayman Islands)
Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance Limited Duration Income Fund
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

[Signature Page to Fourth Amendment]

LENDERS
Eaton Vance Loan Holding II Limited
By: Eaton Vance Management as Investment Manager
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance Loan Holding Limited
BY: Eaton Vance Management
as Investment Manager
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance Multi-Asset Credit Fund
By: Eaton Vance Management
as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance Senior Floating-Rate Trust
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

[Signature Page to Fourth Amendment]

LENDERS
Eaton Vance Senior Income Trust
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance Short Duration Diversified Income
Fund
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance US Loan Fund 2016 a Series Trust of
Global Cayman Investment Trust
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Eaton Vance VT Floating-Rate Income Fund
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

[Signature Page to Fourth Amendment]

LENDERS
Electronic Data System 1994 Pension Scheme
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

LENDERS
Employers Compensation Insurance Company
By: BlackRock Financial Management, Inc. Its
Investment Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
Employers Holdings Inc
By: BlackRock Financial Management, Inc. Its
Investment Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Employers Preferred Insurance Company
By: BlackRock Financial Management, Inc.
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
Employers Reassurance Corporation
By: BlackRock Financial Management, Inc. Its
Investment Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
FirstEnergy System Master Retirement Trust
By: Bain Capital Credit, LP, as Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Fixed Income Opportunities Nero, LLC
By: BlackRock Financial Management Inc., Its
Investment Manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Floating Rate Income Fund, a series of John
Hancock Funds II
By: BCSF Advisors, LP, its Subadviser
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Four Points Multi-Strategy Master Fund Inc. (Loan
Account)
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager for the Loan Account
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

LENDERS
FRANKLIN ALTERNATIVE STRATEGIES
FUNDS - FRANKLIN K2 ALTERNATIVE
STRATEGIES FUND
BY: Loomis, Sayles & Company, L.P., Its Investment
Manager,
Loomis, Sayles & Company, Incorporated, Its General
Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

[Signature Page to Fourth Amendment]

LENDERS
Franklin Floating Rate Master Trust - Franklin
Floating Rate Master Series
By: /s/ Justin Ma
    Name: Justin Ma
    Title: Authorized Signatory

LENDERS
Franklin Investors Securities Trust - Franklin Floating
Rate Daily Access Fund
By: /s/ Justin Ma
    Name: Justin Ma
    Title: Authorized Signatory

LENDERS
Franklin Limited Duration Income Trust
By: /s/ Justin Ma
    Name: Justin Ma
    Title: Authorized Signatory

LENDERS
Franklin Templeton Series II Funds - Franklin Floating
Rate II Fund
By: /s/ Justin Ma
    Name: Justin Ma
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Nebraska Investment Council
By: /s/ Hague Van Dillen
    Name: Hague Van Dillen
    Title: Authorized Signer

LENDERS
Kansas Public Employees Retirement System
By: /s/ Hague Van Dillen
    Name: Hague Van Dillen
    Title: Authorized Signer

LENDERS
ABS Loans 2007 Limited,a subsidiary of Goldman
Sachs Institutional Funds II PLC
By: /s/ Jamie Minieri
    Name: Jamie Minieri
    Title: Authorized Signatory

LENDERS
Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund
By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal
By: /s/ Jamie Minieri
    Name: Jamie Minieri
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Goldman Sachs Lux Investment Funds for the benefit of
Goldman Sachs High Yield Floating Rate Portfolio (Lux)

by Goldman Sachs Asset Management, L.P.
solely as its investment advisor and not as principal
By: /s/ Jamie Minieri
    Name: Jamie Minieri
    Title: Authorized Signatory

LENDERS
KRH US Loan Master Fund 2017-5 a series trust of Global
Cayman Investment Trust
By Goldman Sachs Asset Management, L.P. soley as its
investment manager and not as principal
By: /s/ Jamie Minieri
    Name: Jamie Minieri
    Title: Authorized Signatory

LENDERS
Goldman Sachs Bank USA
By: /s/ Jamie Minieri
    Name: Jamie Minieri
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Golub Capital Partners CLO 26(B)-R, Ltd.
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
    Name: Scott Morrison
    Title: Designated Signatory

LENDERS
Golub Capital Partners CLO 37(B), Ltd.
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
    Name: Scott Morrison
    Title: Designated Signatory

LENDERS
Golub Capital Partners CLO 39(B), Ltd.
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
    Name: Scott Morrison
    Title: Designated Signatory

[Signature Page to Fourth Amendment]

LENDERS
Golub Capital Partners CLO 43(B), Ltd.
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
    Name: Scott Morrison
    Title: Designated Signatory

LENDERS
Hand Composite Employee Benefit Trust - Western
Asset Income CIF
By: /s/ Javier Obeso
    Name: Javier Obeso
    Title: Authorized Signatory

LENDERS
Hayfin Kingsland IX, Ltd.
By: Hayfin Capital Management LLC as Manager
By: /s/ Katherine Kim
    Name: Katherine Kim
    Title: Authorized Signatory

LENDERS
Hayfin Kingsland VIII, Ltd.
By: /s/ Katherine Kim
    Name: Katherine Kim
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Hayfin Kingsland X, Ltd.
By: Hayfin Capital Management LLC as Manager
By: /s/ Katherine Kim
    Name: Katherine Kim
    Title: Authorized Signatory

LENDERS
Hayfin Kingsland XI, Ltd.
By: Hayfin Capital Management LLC as Manager
By: /s/ Katherine Kim
    Name: Katherine Kim
    Title: Authorized Signatory

LENDERS
Highmark Inc.
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as
Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

[Signature Page to Fourth Amendment]

LENDERS
Hoback Trading, LLC
By: Truist Bank, as Manager
By: /s/ Connie Bailey-Blake
    Name: Connie Bailey-Blake
    Title: Vice President

LENDERS
Honeywell International Inc Master Retirement
Trust
By: /s/ Kathy News
    Name: Kathy News
    Title: Senior Portfolio Manager

LENDERS
HPS Loan Management 10-2016, Ltd.
By: HPS Investment Partners, LLC,
its Investment Manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

LENDERS
HPS Loan Management 11-2017, Ltd.
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

[Signature Page to Fourth Amendment]

LENDERS
HPS Loan Management 12-2018, Ltd.
By: HPS Investment Partners CLO (US), LLC,
its Asset Manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

LENDERS
HPS Loan Management 13-2018, Ltd.
By: HPS Investment Partners CLO (US), LLC,
its Investment Manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

LENDERS
HPS Loan Management 2013-2, Ltd.
By: HPS Investment Partners, LLC,
Its Investment Manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

[Signature Page to Fourth Amendment]

LENDERS
HPS Loan Management 3-2014, Ltd.
By: HPS Investment Partners CLO (US), LLC,
as investment manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

LENDERS
HPS Loan Management 4-2014, Ltd.
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

LENDERS
HPS Loan Management 6-2015, Ltd.
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

[Signature Page to Fourth Amendment]

LENDERS
HPS Loan Management 7-2015, Ltd.
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

LENDERS
HPS Loan Management 8-2016, Ltd.
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

LENDERS
HPS Loan Management 9-2016, Ltd.
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
    Name: Jamie Donsky
    Title: Senior Vice President

[Signature Page to Fourth Amendment]

LENDERS
HSBC UK Bank plc
By: /s/ Jonathan O’Hara
    Name: Jonathan O’Hara
    Title: Relationship Director

LENDERS
HSBC Bank USA, N.A.
By: /s/ Patrick D. Mueller
    Name: Patrick D. Mueller
    Title: Managing Director

LENDERS
ICG US CLO 2018-1, Ltd.
By: /s/ Seth Katzenstein
    Name: Seth Katzenstein
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Indiana University
By: Loomis, Sayles & Company, L.P., Its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, Its
General Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
Invesco BL Fund, Ltd.
By: Invesco Management S.A. As Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Invesco Dynamic Credit Opportunities Fund
BY: Invesco Senior Secured Management, Inc. as Sub-
advisor
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
Invesco Floating Rate Fund
BY: Invesco Senior Secured Management, Inc. as Sub-
Adviser
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Invesco Floating Rate Income Fund
By: Invesco Senior Secured Management, Inc. as Sub-
Adviser
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Invesco Polaris US Bank Loan Fund
BY: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
Invesco Senior Income Trust
BY: Invesco Senior Secured Management, Inc. as Sub-
advisor
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Invesco Senior Loan Fund
BY: Invesco Senior Secured Management, Inc. as Sub-
advisor
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
INVESCO SSL FUND LLC
By: Invesco Senior Secured Management, Inc. as
Collateral Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
Invesco US Leveraged Loan Fund 2016-9 a Series
Trust of Global Multi Portfolio Investment Trust
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Invesco Zodiac Funds - Invesco Global Senior Loan
Select Fund
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Invesco Zodiac Funds - Invesco US Senior Loan
ESG Fund
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
Invesco Zodiac Funds - Invesco US Senior Loan
Fund
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
JPMBI re Blackrock Bankloan Fund
BY: BlackRock Financial Management Inc., as Sub-
Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
JPMORGAN CHASE BANK, N.A.,
By: /s/ Sean Chudzik, Asc.
    Name: Sean Chudzik, Asc.
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
JPMORGAN CHASE BANK, N.A.
By: /s/ Eric Guggenheimer
    Name: Eric Guggenheimer
    Title: Vice President

LENDERS
JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH
By: /s/ Eric Guggenheimer
    Name: Eric Guggenheimer
    Title: Vice President

LENDERS
Kaiser Permanente Group Trust
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
Kapitalforeningen Investin Pro, US Leveraged
Loans I
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
KBC BANK NV, NEW YORK BRANCH
By: /s/ Deborah Carlson
    Name: DEBORAH CARLSON
    Title: Director
By: /s/ Robbie Claes
    Name: Robbie Claes
    Title: Director Corporate Banking

LENDERS
Kentucky Retirement Systems
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as
Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

[Signature Page to Fourth Amendment]

LENDERS
Kentucky Retirement Systems Insurance Trust
Fund
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as
Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

LENDERS
Kentucky Teachers’ Retirement System Insurance
Trust Fund
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

LENDERS
KKR JP Loan Fund BB 2019 A Series Trust of
MMGIT
By: /s/ Jeffrey Smith
    Name: Jeffrey Smith
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Litman Gregory Masters Alternative Strategies
Fund
By: Loomis, Sayles & Company, L.P., As Sub-advisor
for Litman Gregory Fund Advisors, LLC
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
Loomis Sayles CLO II, LTD,
BY: Loomis, Sayles & Company, L.P., Its Collateral
Manager
Loomis, Sayles & Company, Incorporated, Its General
Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
Loomis Sayles Core Plus Bond Fund, a Series of
Natixis Funds Trust I
By: Loomis, Sayles & Company, L.P., Its Investment
Adviser
By: Loomis, Sayles & Company, Incorporated, Its
General Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

[Signature Page to Fourth Amendment]

LENDERS
Loomis Sayles Global Strategic Alpha Fund
By: Loomis, Sayles & Company, L.P., its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, its
General Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
Loomis Sayles Strategic Alpha Fund
By: Loomis, Sayles & Company, L.P., Its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, Its
General Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
Magnetite VII, Limited
BY: BlackRock Financial Management Inc., Its
Collateral Manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
MAGNETITE XIX, LIMITED
By: BlackRock Financial Management, Inc. as Asset
Manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
Magnetite XV, Limited
By: BlackRock Financial Management, Inc., as
Investment Manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
Magnetite XVII, Limited
By: BLACKROCK FINANCIAL MANAGEMENT,
INC., as Interim Investment Manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Magnetite XVIII, Limited
By: BlackRock Financial Management, Inc., its
Collateral Manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
Magnetite XX, Limited
By: BlackRock Financial Management, Inc., as
Portfolio Manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

LENDERS
MainStay Floating Rate Fund
a series of MainStay Funds Trust
By: NYL Investors LLC,
     its Subadvisor
By: /s/ Jane Kim
    Name: Jane Kim
    Title: Director

[Signature Page to Fourth Amendment]

LENDERS
MainStay VP Floating Rate Portfolio
a series of MainStay VP Funds Trust
By: NYL Investors LLC,
     its Subadvisor
By: /s/ Jane Kim
    Name: Jane Kim
    Title: Director

LENDERS
New York Life Insurance Company
By: /s/ Jane Kim
    Name: Jane Kim
    Title: Vice President

LENDERS
New York Life Insurance and Annuity Corporation
By: NYL Investors LLC,
     its Investment Manager
By: /s/ Jane Kim
    Name: Jane Kim
    Title: Director

LENDERS
Manulife Balanced Income Private Trust
By: /s/ Patrick Stevens
    Name: Patrick Stevens
    Title: Director - Investment Operations

[Signature Page to Fourth Amendment]

LENDERS
Manulife Corporate Bond Fund
By: /s/ Patrick Stevens
    Name: Patrick Stevens
    Title: Director - Investment Operations

LENDERS
Manulife Corporate Fixed Income Private Trust
By: /s/ Patrick Stevens
    Name: Patrick Stevens
    Title: Director - Investment Operations

LENDERS
Manulife Yield Opportunities Fund
By: /s/ Patrick Stevens
    Name: Patrick Stevens
    Title: Director - Investment Operations

LENDERS
MILOS CLO, LTD.
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole
member
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
MORGAN STANLEY BANK, N.A.
By: /s/ Jack Kuhns
    Name: Jack Kuhns
    Title: Authorized Signatory

LENDERS
MORGAN STANLEY SENIOR FUNDING, INC.
By: /s/ Jack Kuhns
    Name: Jack Kuhns
    Title: Vice President

LENDERS
MUFG Bank, Ltd. (formerly known as The Bank of
Tokyo-Mitsubishi UFJ, Ltd.)
By: /s/ Deborah White
    Name: Deborah White
    Title: Director

LENDERS
Multi-Strategy Credit Fund
By: BlackRock Financial Management Inc., as Sub-
Advisor
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Natixis International Funds (Lux) I - Loomis Sayles
U.S. Core Plus Bond Fund
By: Loomis, Sayles & Company, L.P., Its Investment
Adviser
By: Loomis, Sayles & Company, Incorporated, Its
General Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
Navy Pier NON IG Credit Fund a Series Trust of
Income Investment Trust
By: Neuberger Berman Investment Advisers LLC as
Investment Manager
By: /s/ Colin Donlan
    Name: Colin Donlan
    Title: Authorized Signatory

LENDERS
NC GARNET FUND, L.P.
By: NC Garnet Fund (GenPar), LLC,
its general partner
By: BlackRock Financial Management, Inc.
its manager
By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Neuberger Berman CLO XIX, Ltd
By: Neuberger Berman Investment Advisers LLC, as
Manager
By: /s/ Colin Donlan
    Name: Colin Donlan
    Title: Authorized Signatory

LENDERS
Neuberger Berman Floating Rate Income Fund
By: Neuberger Berman Fixed Income LLC, as collateral
manager
By: /s/ Colin Donlan
    Name: Colin Donlan
    Title: Authorized Signatory

LENDERS
Neuberger Berman High Quality Global Senior
Floating Rate Income Fund
By: Neuberger Berman Investment Adviser LLC, as
Manager
By: /s/ Colin Donlan
    Name: Colin Donlan
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
NEW MEXICO STATE INVESTMENT COUNCIL
BY: Loomis, Sayles & Company, L.P., Its Investment
Adviser,
Loomis, Sayles & Company, Incorporated, Its General
Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
New York City Employees’ Retirement System
By: Bain Capital Credit, LP, as Investment Adviser and
Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
New York City Fire Department Pension Fund
By: Bain Capital Credit, LP, as Investment Adviser and
Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
New York Life Insurance Company (Guaranteed
Products)
By: MacKay Shields LLC, as Investment Adviser and
not individually
By: /s/ Dan Roberts
    Name: Dan Roberts
    Title: Executive Managing Director

LENDERS
NHIT: SRI Core Plus Fixed Income Trust
By: Loomis, Sayles Trust Company, LLC, its Trustee
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
NHIT: Strategic Alpha Trust
By: Loomis Sayles Trust Company, LLC, its Trustee
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

[Signature Page to Fourth Amendment]

LENDERS
Nuveen Real Asset Income and Growth Fund
By: /s/ Anders Persson
    Name: Anders Persson
    Title: Managing Director

LENDERS
Nuveen Real Asset Income Fund
By: /s/ Anders Persson
    Name: Anders Persson
    Title: Managing Director

LENDERS
Oakland County Employees Retirement System
BY: Loomis, Sayles & Company, L.P., Its Investment
Manager
Loomis, Sayles & Company, Incorporated, Its General
Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

[Signature Page to Fourth Amendment]

LENDERS
Oakland County Voluntary Employee Benefit
Association
BY: Loomis, Sayles & Company, L.P., Its Investment
Manager
Loomis, Sayles & Company, Incorporated, Its General
Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
Oaktree (Lux.) III - Oaktree Global Credit Fund
By: Oaktree Capital Management, L.P., as portfolio
manager
By: /s/ Andrew Park
    Name: Andrew Park
    Title: Vice President
/s/ Ronald Kaplan
    Ronald Kaplan
    Managing Director

[Signature Page to Fourth Amendment]

LENDERS
OAKTREE CLO 2015-1 LTD.
By: Oaktree Capital Management, L.P.
its: Collateral Manager
By: /s/ Andrew Park
    Name: Andrew Park
    Title: Vice President
/s/ Ronald Kaplan
    Ronald Kaplan
    Managing Director

LENDERS
Oaktree CLO 2018-1 Ltd.
By: Oaktree Capital Management, L.P.,
its: Collateral Manager
By: /s/ Andrew Park
    Name: Andrew Park
    Title: Vice President
/s/ Ronald Kaplan
    Ronald Kaplan
    Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Oaktree CLO 2019-3, Ltd.
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager
By: /s/ Andrew Park
    Name: Andrew Park
    Title: Vice President
/s/ Ronald Kaplan
    Ronald Kaplan
    Managing Director

LENDERS
Oaktree CLO 2019-4, Ltd.
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager
By: /s/ Andrew Park
    Name: Andrew Park
    Title: Vice President
/s/ Ronald Kaplan
    Ronald Kaplan
    Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Oaktree Global Credit Holdings (Delaware), L.P.
Oaktree Global Credit Holdings (Delaware), L.P.
By: Oaktree Global Credit Holdings (Caymen) Ltd.
Its: General Partner
By: Oaktree Capital Management, L.P.
Its: Director
By: /s/ Andrew Park
    Name: Andrew Park
    Title: Vice President
/s/ Ronald Kaplan
    Ronald Kaplan
    Managing Director

LENDERS
Oaktree Senior Loan Fund, L.P.
By: Oaktree Senior Loan GP, L.P.
Its: General Partner
By: Oaktree Fund GP IIA, LLC
Its: General Partner
By: Oaktree Fund GP II, L.P.
Its: Managing Member
By: /s/ Andrew Park
    Name: Andrew Park
    Title: Authorized Signatory
/s/ Ronald Kaplan
    Ronald Kaplan
    Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Oberon USA Investments Sarl
By: Five Arrows Managers North America LLC
By: /s/ Bradley K. Bryan
    Name: Bradley K. Bryan
    Title: Director

LENDERS
Ocean Trails CLO VI
By: Five Arrows Managers North America LLC
as Asset Manager
By: /s/ Bradley K. Bryan
    Name: Bradley K. Bryan
    Title: Director

LENDERS
Ocean Trails CLO VII
By: Five Arrows Managers North America LLC
By: /s/ Bradley K. Bryan
    Name: Bradley K. Bryan
    Title: Director

[Signature Page to Fourth Amendment]

LENDERS
Octagon Investment Partners 18-R, Ltd.
By: Octagon Credit Investors, LLC
     as Collateral Manager
By: /s/ Kimberly Wong Lem
    Name: Kimberly Wong Lem
    Title: Vice President, Portfolio Administration

LENDERS
Octagon Investment Partners 32, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
    Name: Kimberly Wong Lem
    Title: Vice President, Portfolio Administration

LENDERS
Octagon Investment Partners XV, Ltd.
BY: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
    Name: Kimberly Wong Lem
    Title: Vice President, Portfolio Administration

[Signature Page to Fourth Amendment]

LENDERS
Octagon Investment Partners XVI, Ltd.
BY: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
    Name: Kimberly Wong Lem
    Title: Vice President, Portfolio Administration

LENDERS
Octagon Investment Partners XVII, Ltd.
BY: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
    Name: Kimberly Wong Lem
    Title: Vice President, Portfolio Administration
LENDERS
Octagon Investment Partners XXI, Ltd.
By: Octagon Credit Investors, LLC
as Portfolio Manager
By: /s/ Kimberly Wong Lem
    Name: Kimberly Wong Lem
    Title: Vice President, Portfolio Administration

[Signature Page to Fourth Amendment]

LENDERS
Octagon Loan Funding, Ltd.
By: Octagon Credit Investors, LLC
     as Collateral Manager
By: /s/ Kimberly Wong Lem
    Name: Kimberly Wong Lem
    Title: Vice President, Portfolio Administration

LENDERS
Octagon Paul Credit Fund Series I, Ltd.
BY: Octagon Credit Investors, LLC
as Portfolio Manager
By: /s/ Kimberly Wong Lem
    Name: Kimberly Wong Lem
    Title: Vice President, Portfolio Administration

LENDERS
OHIO POLICE & FIRE PENSION FUND
By: MacKay Shields LLC, as Investment Adviser and
not individually
By: /s/ Dan Roberts
    Name: Dan Roberts
    Title: Executive Managing Director

[Signature Page to Fourth Amendment]

LENDERS
ORIX Corporate Capital Inc.
By: /s/ Brad Willson
    Name: Brad Willson
    Title: Authorized Representative

LENDERS
PAYDEN FLOATING RATE FUND
BY: Payden & Rygel as Investment Adviser
By: /s/ David Scott
    Name: David Scott
    Title: Senior Fixed Income Trader

LENDERS
People’s United Bank, National Association
By: /s/ Kathryn Williams
    Name: Kathryn Williams
    Title: SVP

LENDERS
PNC Bank Canada Branch
By: /s/ Martin Petchl
    Name: Martin Petchl
    Title: Senior Vice President

[Signature Page to Fourth Amendment]

LENDERS
PNC BANK, NATIONAL ASSOCIATION
By: /s/ Joshua Kezele
    Name: Joshua Kezele
    Title: Vice President

LENDERS
Principal Funds, Inc - Global Multi Strategy Fund
By: Loomis, Sayles & Company, L.P., Its Sub-Advisor
By: Loomis, Sayles & Company, Incorporated, Its
General Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

PUTNAM FLOATING RATE INCOME FUND
/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

LENDERS
Race Point IX CLO, Limited
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Race Point VIII CLO, Limited
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Race Point X CLO, Limited
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
RAYMOND JAMES BANK N.A.,
By: /s/ Jason Williams
    Name: Jason Williams
    Title: Vice President

LENDERS
ROYAL BANK OF CANADA
By: /s/ William Behuniak
    Name: William Behuniak
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LENDERS
Recette CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as
Collateral Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Regatta II Funding LP
By: Napier Park Global Capital (US) LP
Attorney-in-Fact
By: /s/ Melanie Hanlon
    Name: Melanie Hanlon
    Title: Managing Director

LENDERS
REGATTA IX FUNDING LTD.
By: Regatta Loan Management LLC
its Collateral Manager
By: /s/ Melanie Hanlon
    Name: Hanlon, Melanie
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Regatta VI Funding Ltd
By: Regatta Loan Management LLC its Collateral
Manager
By: /s/ Melanie Hanlon
    Name: Hanlon, Melanie
    Title: Managing Director

LENDERS
Regatta VII Funding Ltd
By: Regatta Loan Management LLC its Collateral
Manager
By: /s/ Melanie Hanlon
    Name: Hanlon, Melanie
    Title: Managing Director

LENDERS
REGATTA VIII FUNDING LTD
By: Regatta Loan Management LLC
attorney-in-fact
By: /s/ Melanie Hanlon
    Name: Melanie Hanlon
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
REGATTA X FUNDING LTD.
By: Regatta Loan Management LLC
its Collateral Manager
By: /s/ Melanie Hanlon
    Name: Hanlon, Melanie
    Title: Managing Director

LENDERS
REGATTA XI FUNDING LTD.
By: Regatta Loan Management LLC
its Collateral Manager
By: /s/ Melanie Hanlon
    Name: Hanlon, Melanie
    Title: Managing Director

LENDERS
Regatta XIII Funding Ltd.
By: Napier Park Global Capital (US) LP
Attorney-in-fact
By: /s/ Melanie Hanlon
    Name: Melanie Hanlon
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Regatta XIV Funding Ltd.
By: Regatta Loan Management LLC, its Collateral
Manager
By: /s/ Melanie Hanlon
    Name: Melanie Hanlon
    Title: Managing Director

LENDERS
Regatta XV Funding Ltd.
By: Napier Park Global Capital (US) LP, its Collateral
Manager
By: /s/ Melanie Hanlon
    Name: Melanie Hanlon
    Title: Managing Director

LENDERS
Riserva CLO, Ltd
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole
member
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
Romark CLO - II Ltd
By: Romark CLO Advisors LLC, as Collateral Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

LENDERS
San Francisco City and County Employees’
Retirement System\
By: Bain Capital Credit, LP, as Investment Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Scotiabank (Ireland) Designated Activity Company
By: /s/ Deirdre Balfe
    Name: Deirdre Balfe
    Title: Associate Director
By: /s/ David White
    Name: David White
    Title: Director

[Signature Page to Fourth Amendment]

LENDERS
Seldon Limited
By: /s/ Pavel Antonov
    Name: Pavel Antonov
    Title: Attorney In Fact

LENDERS
Senior Debt Portfolio
BY: Boston Management and Research as Investment
Advisor
By: /s/ Michael Brotthof
    Name: Michael Brotthof
    Title: Vice President

LENDERS
Senior Floating Rate Fund LLC
By: Loomis, Sayles & Company, L.P., Its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, Its
General Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

[Signature Page to Fourth Amendment]

LENDERS
Senior Floating Rate Loan Fund
By: Loomis, Sayles & Company, L.P., Its Investment
Adviser
By: Loomis, Sayles & Company, Incorporated, Its
General
Partner
By: /s/ Mary McCarthy
    Name: Mary McCarthy
    Title: Vice President, Legal and Compliance
    Analyst

LENDERS
Sentry Insurance a Mutual Company
BY: Invesco Senior Secured Management, Inc. as Sub-
Advisor
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Shell Contributory Pension Fund
By: Invesco Senior Secured Management, Inc as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
Snowy Range Fund, LLC
By: Octagon Credit Investors, LLC
as Manager
By: /s/ Kimberly Lem
    Name: Kimberly Lem
    Title: Vice President, Portfolio Administration

SOCIETE GENERALE,
as a Lender
By: /s/ Katherine Conway
    Name: Katherine Conway
    Title: Vice President

LENDERS
Stichting Shell Pensioenfonds
By: Invesco Senior Secured Management, Inc as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Stifel Bank & Trust
By: /s/ Joseph L. Sooter, Jr.
    Name: Joseph L. Sooter, Jr.
    Title: Senior Vice President

[Signature Page to Fourth Amendment]

LENDERS
SUMITOMO MITSUI TRUST BANK, LIMITED,
NEW YORK BRANCH
By: /s/ Tim Ng
    Name: TIM NG
    Title: SENIOR DIRECTOR

LENDERS
Supreme 1
By: CIFC Asset Management LLC, its Collateral
Manager
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

LENDERS
Suzuka INKA
By: Bain Capital Credit, LP, as Fund Manager
By: /s/ Andrew Viens
    Name: Andrew Viens
    Title: Managing Director

LENDERS
Swiss Capital Alternative Strategies Funds SPC re:
SC Alternative Strategy 10 SP
By: /s/ Elizabeth Chow
    Name: Elizabeth Chow
    Title: Senior Investment Analyst

[Signature Page to Fourth Amendment]

LENDERS
Taiwan Cooperative Bank, Seattle Branch
By: /s/ Yueh-Ching Lin
    Name: Yueh-Ching Lin
    Title: VP & General Manager

LENDERS
TD BANK, N.A.
By: /s/ Christopher Matheson
    Name: Christopher Matheson
    Title: Senior Vice President

LENDERS
Teachers’ Retirement System of the State of
Kentucky
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

[Signature Page to Fourth Amendment]

LENDERS
The Bank of East Asia, Limited Los Angeles Branch
By: /s/ Chong Tan
    Name: Chong Tan
    Title: SVP & Head of RMU
By: /s/ Simon Keung
    Name: Simon Keung
    Title: General Manager

The Bank of Nova Scotia,
as Lender
By: /s/ Catherine Jones
    Name: Catherine Jones
    Title: Managing Director

LENDERS
The Capita Pension and Life Assurance Scheme
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as
Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

[Signature Page to Fourth Amendment]

LENDERS
The City of New York Group Trust
BY: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
The Hartford Strategic Income Fund
By: Wellington Management Company, LLP as its
Investment Adviser
By: /s/ Donna Sirianni
    Name: Donna Sirianni
    Title: Vice President

LENDERS
The Huntington National Bank
By: /s/ Scott Pritchett
    Name: Scott Pritchett
    Title: Staff Officer

[Signature Page to Fourth Amendment]

LENDERS
The Northwestern Mutual Life Insurance Company
By: /s/ Andrew Wassweiler
    Name: Andrew Wassweiler
    Title: Managing Director

LENDERS
THL Credit Wind River 2014-1 CLO Ltd.
By THL Credit Advisors LLC, as
Investment Manager
By: /s/ James R. Fellows
    Name: James R. Fellows
    Title: Managing Director/Co-Head

LENDERS
THL Credit Wind River 2018-1 CLO Ltd.
By THL Credit Advisors LLC, as
Warehouse Collateral Manager
By: /s/ James R. Fellows
    Name: James R. Fellows
    Title: Managing Director/Co-Head

LENDERS
TRUIST BANK, as successor by merger to SunTrust
Bank
By: /s/ Johnetta Bush
    Name: Johnetta Bush
    Title: Director

[Signature Page to Fourth Amendment]

LENDERS
Upland CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as
Collateral Manager
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

LENDERS
Venture 28A CLO, Limited
By: its investment advisor
MJX Venture Management II LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture 31 CLO, Limited
By: its investment advisor
MJX Venture Management III LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Venture 32 CLO, Limited
By: its investment advisor
MJX Asset Management LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture 35 CLO, Limited
By: its investment advisor
MJX Asset Management LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture XII CLO, Limited
BY: its investment advisor
MJX Venture Management LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
VENTURE XIII CLO, Limited
By: its Investment Advisor
MJX Venture Management LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
VENTURE XIV CLO, Limited
By: its investment advisor
MJX Venture Management LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
VENTURE XV CLO, Limited
By: its investment advisor
MJX Asset Management LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
VENTURE XVI CLO, Limited
By: its investment advisor
MJX Venture Management II LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture XVII CLO Limited
BY: its investment advisor, MJX Asset Management,
LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture XVIII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
VENTURE XX CLO, Limited
By: its investment advisor
MJX Venture Management LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture XXI CLO, Limited
By: its investment advisor
MJX Venture Management LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture XXII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Venture XXIII CLO, Limited
By: its investment advisor MJX Asset Management
LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture XXIV CLO, Limited
By: its investment advisor
MJX Asset Management LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture XXIX CLO, Limited
By: its investment advisor
MJX Venture Management II LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
VENTURE XXV CLO, LIMITED
By its Investment Advisor, MJX Asset Management
LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture XXVI CLO, Limited
By: its investment advisor
MJX Venture Management LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture XXVII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

[Signature Page to Fourth Amendment]

LENDERS
Venture XXVIII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Venture XXX CLO, Limited
By: its investment advisor
MJX Venture Management II LLC
By: /s/ John Calaba
    Name: John Calaba
    Title: Managing Director

LENDERS
Verde CLO, Ltd.
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole
member
By: /s/ Kevin Egan
    Name: Kevin Egan
    Title: Authorized Individual

[Signature Page to Fourth Amendment]

LENDERS
Virginia College Savings Plan
by SHENKMAN CAPITAL MANAGAEMENT, INC.,
as
Investment Manager
By: /s/ Dov Braun
    Name: Dov Braun
    Title: CFO

LENDERS
Virtus SEIX Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser
By: /s/ George Goudelias
    Name: George Goudelias
    Title: Managing Director

LENDERS
Webster Bank N.A.
By: /s/ Mathew L. Coyne
    Name: Mathew L. Coyne
    Title: Vice President, Commercial Lending

[Signature Page to Fourth Amendment]

LENDERS
Wellington Multi-Sector Credit Fund
By: Wellington Management Company, LLP as its
Investment Adviser
By: /s/ Donna Sirianni
    Name: Donna Sirianni
    Title: Vice President

LENDERS
Wells Fargo Bank, National Association
By: /s/ Karen McClain
    Name: Karen McClain
    Title: Managing Director

LENDERS
The Western and Southern Life Assurance
Company
By: /s/ Bernie M. Casey
    Name: Bernie M. Casey
    Title: AVP & Senior Credit Analyst

LENDERS
WM POOL - HIGH YIELD FIXED INTEREST
TRUST
By: /s/ Matthew Alvin
    Name: Matthew Alvin
    Title: Bank Loan Middle Office Analyst

[Signature Page to Fourth Amendment]

LENDERS
ZURICH AMERICAN INSURANCE COMPANY
By: HPS Investment Partners, LLC as Investment
Manager

By: /s/ Serge Adam
    Name: Serge Adam
    Title: Managing Director

LENDERS
ZURICH AMERICAN LIFE INSURANCE
COMPANY
By: BlackRock Financial Management Inc., its
Investment Advisor

By: /s/ Rob Jacobi
    Name: Rob Jacobi
    Title: Authorized Signatory

[Signature Page to Fourth Amendment]